SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 20, 2017

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SITESTAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-27763	88-0397234
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4026 Wards Road, Suite G1 #271
Lynchburg, VA		24502
(Address of principal executive offices)		(Zip Code)

(434) 382-7366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Steven L. Kiel Employment Agreement

The information and disclosures set forth below in Item 5.02 of this Current Report on Form 8-K concerning the employment and compensatory arrangement between Sitestar Corporation (the “Company”) and Steven L. Kiel, the Company’s Chief Executive Officer, President and Chief Financial Officer, are hereby incorporated into this Item 1.01 by reference.

Tabitha Keatts Employment Agreement

On January 25, 2017, the Company entered into a certain employment agreement with Tabitha Keatts, the Company’s President of Internet Operations (the “Keatts Employment Agreement”). The Keatts Employment Agreement commenced as of January 25, 2017 and continues through December 31, 2018, unless earlier terminated pursuant to its terms. From and after December 31, 2018, the Keatts Employment Agreement will automatically renew for successive one-year periods, unless the Company elects not to extend the term upon 90 days’ advance notice to Ms. Keatts.

During the term of the employment arrangement, Ms. Keatts will continue to serve as the Company’s President of Internet Operations. Ms. Keatts will be entitled to a base salary at the annualized rate of $35,000 ($2,916.67 monthly) and will be eligible to receive an annual performance bonus based upon net income from the Company’s Internet Operations Division and to participate in employee benefit plans as the Company may maintain from time to time.

Pursuant to the Keatts Employment Agreement, the Company may terminate Ms. Keatts’ employment for “cause” upon the Company’s determination that Ms. Keatts has committed certain acts enumerated in the Keatts Employment Agreement. The Company otherwise may terminate Ms. Keatts’ employment, and Ms. Keatts may resign and terminate her employment, at any time for any reason or for no reason upon five (5) business days’ prior written notice. In the event that Ms. Keatts’ employment terminates as a result of a termination by the Company without cause, Ms. Keatts will be entitled to payment of her salary through the date of termination, a lump-sum amount equal to twelve (12) months of her salary, any previously earned but unpaid annual bonus, any amounts accrued or payable under any employee benefit plans and any unreimbursed business expenses.

The description of the Keatts Employment Agreement above is a summary of certain of its material terms, does not purport to be complete, and is qualified in its entirety by reference, including for other terms and conditions of Ms. Keatts’ arrangement, to the Keatts Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

Ms. Keatts is not a “named executive officer” of the Company, as such term is defined by Item 402(a)(3) of Regulation S-K, or an “executive officer” of the Company, as such term is defined by Rule 3b-7 under the Securities Exchange Act of 1934.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers:

On January 20, 2017, Sitestar Corporation (the “Company”) entered into a certain employment agreement with its Chief Executive Officer, President and Chief Financial Officer of the Company, Steven L. Kiel (the “Kiel Employment Agreement”). The Kiel Employment Agreement commenced as of January 20, 2017 and continues through December 31, 2018, unless earlier terminated pursuant to its terms. From and after December 31, 2018, the Kiel Employment Agreement will automatically renew for successive one-year periods, unless the Company elects not to extend the term upon 90 days’ advance notice to Mr. Kiel.

During the term of the employment arrangement, Mr. Kiel will continue to serve as the Company’s Chief Executive Officer, President and Chief Financial Officer. Mr. Kiel will be entitled to a base salary at the annualized rate of $100,000 ($8,333.33 monthly) and will be eligible to receive an annual performance bonus upon meeting certain requirements described below and to participate in employee benefit plans as the Company may maintain from time to time.

Pursuant to the Kiel Employment Agreement, Mr. Kiel will be eligible to receive an annual performance bonus, in cash, based on the percentage growth in the Company’s book value per share during each calendar year, subject to a 5% hurdle. The amount of the annual bonus will equal a ten times multiple (10X) of the product of (i) Mr. Kiel’s annualized base salary, times (ii) the percentage increase—in excess of 5%—in the Company’s book value per share at December 31 of the applicable calendar year over the Company’s book value per share at December 31 of the immediately preceding year. Mr. Kiel must be employed by the Company as of December 31 of a given calendar year in order to earn and be eligible to receive any annual bonus in respect of such year. If Mr. Kiel’s employment with the Company terminates as a result of a termination for cause by the Company or Mr. Kiel’s resignation, then Mr. Kiel will forfeit any earned but unpaid annual bonus.

Pursuant to the Kiel Employment Agreement, the Company may terminate Mr. Kiel’s employment for “cause” upon the Company’s determination that Mr. Kiel has committed certain acts enumerated in the Kiel Employment Agreement. The Company otherwise may terminate Mr. Kiel’s employment, and Mr. Kiel may resign and terminate his employment, at any time for any reason or for no reason upon five (5) business days’ prior written notice.

In the event that Mr. Kiel’s employment with the Company terminates as a result of his death or disability, Mr. Kiel will be entitled to payment of his salary through the date of termination and for a period of two (2) months thereafter, any previously earned but unpaid annual bonus, any amounts accrued or payable under any employee benefit plans and any unreimbursed business expenses. In the event that Mr. Kiel’s employment terminates as a result of a termination for cause by the Company or Mr. Kiel’s resignation, Mr. Kiel will be entitled to payment of his salary through the date of termination and any unreimbursed business expenses. In the event that Mr. Kiel’s employment terminates as a result of a termination by the Company without cause, Mr. Kiel will be entitled to payment of his salary through the date of termination, any previously earned but unpaid annual bonus, any amounts accrued or payable under any employee benefit plans and any unreimbursed business expenses.

The description of the Kiel Employment Agreement above is a summary of certain of its material terms, does not purport to be complete, and is qualified in its entirety by reference, including for other terms and conditions of Mr. Kiel’s arrangement, to the Kiel Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01 - Financial Statements and Exhibits.

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Employment Agreement dated January 20, 2017 by and between Sitestar Corporation and Steven L. Kiel

10.2	Employment Agreement dated January 25, 2017 by and between Sitestar Corporation and Tabitha Keatts

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2017		SITESTAR CORPORATION

	By:	/s/ Steven L. Kiel
Steven L. Kiel
President & CEO

Sitestar Corporation

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Employment Agreement dated January 20, 2017 by and between Sitestar Corporation and Steven L. Kiel

10.2	Employment Agreement dated January 25, 2017 by and between Sitestar Corporation and Tabitha Keatts